UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WORTHINGTON INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 27, 2017.

Meeting Information
WORTHINGTON INDUSTRIES, INC.	Meeting Type: For holders as of:	Annual Meeting August 1, 2017
Date: September 27, 2017 Time: 3:00 P.M., EDT
	Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WOR17.
The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WOR17 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
WORTHINGTON INDUSTRIES, INC. ATTN: SHAREOWNER SERVICES P.O. BOX 218 PORTLAND, OR 97228-2168

You are receiving this communication because you hold common shares in the Company named above.

This is not a ballot. You cannot use this notice to vote these common shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting of Shareholders Proxy Statement Company’s 2017 Annual Report to Shareholders
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these proxy materials, including a proxy card, you MUST request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 13, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Date of the Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/WOR17. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR each of the listed nominees for election as a director, for conducting future advisory votes on executive compensation EVERY 1 YEAR under Proposal 2 and FOR Proposals 3 and 4.

1.	Election of four directors, each to serve for a term of three years to expire at the 2020 Annual Meeting of Shareholders:

Nominees:

	01)	Michael J. Endres
	02)	Ozey K. Horton, Jr.
	03)	Peter Karmanos, Jr.
	04)	Carl A. Nelson, Jr.

2.	Advisory vote on the frequency of future advisory votes on executive compensation.

3.	Approval of the advisory resolution on executive compensation.

4.	Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2018.

E31987-P96576